UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2019

Texas South Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-171064	99-0362471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4550 Post Oak Place Dr., Suite 300

Houston, TX 77027

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (713) 820-6300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TXSO	OTCPK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Texas South Energy, Inc. (“Company”) filed a Form 12b-25 with the Securities and Exchange Commission (“SEC”) on November 13, 2019 informing the market that the Company requested a five day extension in filing its Form 10-Q for the quarter ended September 30, 2019. The Company will be unable to timely file its Form 10-Q with the SEC due to lack of working capital. When the Company is able to procure sufficient working capital, it plans to bring its SEC filings current.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2019

TEXAS SOUTH ENERGY, INC.

By:	/s/ Michael J. Mayell
Michael J. Mayell, Chief Executive Officer

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